Exhibit 99.2

Aditxt Inc.

Unaudited Pro Forma Consolidated

Financial Statements

(In U.S. dollars)

March 31, 2025

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As of March 31, 2025

	Aditxt	Evofem	Pro Forma adjustments	Notes	Pro Forma consolidated
	$	$	$		$
ASSETS
CURRENT ASSETS:
Cash	476	221	24,063	4(a)	24,760
Restricted cash	-	888	(863)	4(a)	25
Accounts receivable, net	42	1,149	-		1,191
Inventory	9	2,263	-		2,272
Prepaid expenses and other current assets	63	1,352	-		1,415
Subscription receivable	630	-	-		630

TOTAL CURRENT ASSETS	1,220	5,873	23,200		30,293

Fixed assets, net	1,479	429	-		1,908
Intangible assets, net	5	6,487	-	4(b)	6,492
Deposits	180	-	-		180
Right of use assets	1,060	52	-		1,112
Other assets	-	36	-		36
Goodwill	-	-	136,059	4(c)	136,059
Investment in Evofem	27,277	-	(27,277)	4(d)	-
TOTAL ASSETS	31,221	12,877	131,982		176,080

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As of March 31, 2025

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	Aditxt	Evofem	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$		$
CURRENT LIABILITIES:
Accounts payable and accrued expenses	7,333	17,112	2,000	4(e)	26,445
Stock Redemption Payable	3,957	-	-		3,957
Notes payable, and other short term debt, net of discount	2,959	-	-		2,959
Financing on fixed assets	148	-	-		148
Deferred rent	94	-	-		94
Convertible notes payable carried at fair value	-	14,327	(14,327)	4(e)	-
Convertible notes payable - Adjuvant	-	31,346	(31,346)	4(e)	-
Derivative liabilities	-	138	(138)	4(e)	-
Other current liabilities	-	7,178	-		7,178
Lease liabilities - current	688	48	-		736
Contingent liabilities- current	-	705	-		705
TOTAL CURRENT LIABILITIES	15,179	70,854	(43,811)		42,222

Derivative liability	1	-	-		1
Lease liabilities - long term	277	5	-		282
Contingent liabilities- non-current	-	6,820	-		6,820
TOTAL LIABILITIES	15,457	77,679	(43,811)		49,325

Convertible and redeemable preferred stock	-	4,785	82,314	4(f)	87,099

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1	11	(11)	4(g)	1
Treasury stock	(202)	-	-		(202)
Additional paid-in capital	190,595	829,096	(804,096)	4(g)	215,595
Accumulated other comprehensive income (loss)	-	(1,983)	1,983	4(g)	-
Accumulated equity (deficit)	(173,805)	(896,711)	895,603	4(g)	(174,913)
	16,589	(69,587)	93,479		40,481
NON-CONTROLLING INTEREST	(825)	-	-		(825)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	15,764	(69,587)	93,479		39,656
TOTAL LIABILITIES, CONVERTIBLE AND REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	31,221	12,877	131,982		176,080

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Operations

(Unaudited)

(In thousands of U.S. dollars, except share and earnings per share)

For the three months ended March 31, 2025

	Aditxt	Evofem	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$		$
REVENUE
Sales, net	1	845	-		846
Cost of goods sold	1	365	-		366
Amortization of intangible asset	-	223	-		223
Gross profit	-	257	-		257
OPERATING EXPENSES (BENEFITS)
Research and development, net	1,209	(5,035)	-		(3,826)
Sales and marketing	51	2,600	-		2,651
General and administrative expenses	4,348	2,365	2,000	4(h)	8,713
Total operating expenses	5,608	(70)	2,000		7,538

NET INCOME/(LOSS) FROM OPERATIONS	(5,608)	327	(2,000)		(7,281)

OTHER INCOME/(EXPENSE)
Interest expense	(157)	-	-		(157)
Interest income	-	8	-		8
Other income (expense), net	-	(600)	577	4(h)	(23)
Amortization of debt discount	(200)	-	-		(200)
Change in fair value of financial instruments	-	1,221	(1,221)	5(h)	-
Change in fair value of derivative liability	13	-	-		13
Total other income/(expense), net	(344)	629	(644)		(359)
Net earnings/(loss) before income taxes	(5,952)	956	(2,644)		(7,640)
Income tax expense	-	-	-		-
NET EARNINGS/(LOSS)	(5,952)	956	(2,644)		(7,640)
NON-CONTROLLING INTEREST LOSS	(242)	-	-		(242)
NET EARNINGS/(LOSS) ATTRIBUTABLE TO ADITXT, INC. & SUBSIDIARIES	(5,710)	956	(2,644)		(7,398)
Deemed dividend	-	(3)	3	4(h)	-
NET EARNINGS/(LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	(5,710)	953	(2,641)		(7,398)
NET LOSS per share:
Basic	$(8.12)				$(10.51)
Diluted	$(8.12)				$(10.51)
Weighted average number of shares:
Basic	703,666				703,666
Diluted	703,666				703,666

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars, except share and per share data)

For the three months ended March 31, 2025

1	Description of Transaction

Acquisition of Evofem Biosciences by Aditxt:

On December 11, 2023, Aditxt, through a definitive agreement, entered into an Agreement and Plan of Merger, as amended and restated, with Evofem Biosciences, Inc. (“Evofem”) whereby Evofem will merge with a merger sub (‘Adifem”, and the Merger Sub”), with Evofem surviving as as a wholly owned subsidiary of Aditxt (the “Evofem Transaction”. The consideration for acquiring Evofem includes the issuance or exchange of convertible preferred stock of $91,599, and cash consideration of $1,800 to Evofem’s common stockholders, along with paying off Evofem’s senior secured notes amounting to $15,669, investment of $8,000, including $1,000 transaction fee paid in May 2024, to Evofem and the assumption of Evofem’s existing liabilities.

In May 2024, Aditxt paid Evofem $1,000 to reinstate the Agreement and Plan of Merger that was previously terminated by Evofem in April 2024. On July 12, 2024 (the “Closing Date” of the Amended and Restated Merger Agreement, as amended), Aditxt completed the Initial Parent Equity Investment (as defined under the Amended and Restated Merger Agreement) and entered into a Securities Purchase (the “Series F-1 Securities Purchase Agreement”) with Evofem, pursuant to which Aditxt agreed and completed the purchase for a total of 4,000 shares of Evofem’s Series F-1 Convertible Preferred Stock par value $0.0001 per share (“Evofem F-1 Preferred Stock”) for an aggregate purchase price of $4,000 in 2024. On March 23, 2025, Evofem, Aditxt and Merger Sub entered into the Fifth Amendment to the Amended and Restated Merger Agreement (the “Fifth Amendment”) to (i) change the required consummation date to September 30, 2025; (ii) add a Fifth Parent Investment of $1,500 to be completed by April 7, 2025; and (iii) add a special meeting consummation date being on or prior to September 26, 2025. On April 8, 2025, Aditxt and Evofem entered into a securities purchase agreement whereby Evofem issued senior subordinated convertible notes to Aditxt in an aggregate principal amount of $2,300 and warrants to purchase up to 149,850,150 shares of Evofem common stock with an exercise price of $0.0154 for net proceeds to Evofem of $1,500 in satisfaction of the Fifth Parent Investment.

Basis of preparation

The accompanying unaudited Pro Forma Consolidated Financial Statements of Aditxt have been prepared to give effect to the acquisition of Evofem. The unaudited Pro Forma Consolidated Statement of Financial Position gives effect to the transactions as if they had occurred on March 31, 2025. The unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2025, gives effect to the transactions as if they had occurred on January 1, 2025. The unaudited Pro Forma Consolidated Statement of Financial Position combines the unaudited interim condensed consolidated statement of financial position of Aditxt as of March 31, 2025 and the unaudited interim condensed consolidated statement of financial position of Evofem as of March 31, 2025. Certain amounts may not foot due to rounding.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars, except share and per share data)

For the three months ended March 31, 2025

1	Description of Transaction (continued)

The unaudited Pro Forma Consolidated Financial Statements are based on, and should be read in conjunction with:

●	the audited consolidated financial statements of Aditxt as of and for the year ended December 31, 2024 (“Aditxt’s 2024 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”);

●	the audited consolidated financial statements of Evofem as of and for the year ended December 31, 2024 (“Evofem’s 2024 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with US GAAP;

●	the unaudited interim condensed consolidated financial statements of Aditxt as of and for the three months ended March 31, 2025 (“Aditxt’s 2025 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the unaudited interim condensed consolidated financial statements of Evofem as of and for the three months ended March 31, 2025 (“Evofem’s 2025 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

The unaudited Pro Forma Consolidated Financial Statements have been presented for illustrative purposes only. The pro forma information is not necessarily indicative of what the combined company financial position or financial performance would have been had the transactions been completed as at the dates indicated above, nor does it purport to project the future financial position or operating results of the combined company. The unaudited Pro Forma Consolidated Financial Statements do not reflect potential cost savings, operating synergies, and revenue enhancements that may be realized from the transactions. The actual financial position and results of operations of Aditxt for any period following the closing of the transactions may vary from the amounts set forth in the unaudited Pro Forma Consolidated Financial Statements, and such variations could be material.

The pro forma adjustments are based upon available information and certain assumptions believed to be reasonable under the circumstances. The purchase price allocation and the corresponding fair value adjustments are provisional and subject to refinement as more detailed analyses are completed and additional information about the fair value of assets acquired and liabilities assumed becomes available. Aditxt will finalize all amounts as it obtains the necessary information to complete the measurement process, which will be no later than one year from the closing of the transactions. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing the unaudited Pro Forma Consolidated Financial Statements. Differences between these preliminary estimates and the final acquisition accounting may occur, and these differences could be material to the accompanying unaudited Pro Forma Consolidated Financial Statements and Aditxt’s future financial performance and financial position.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars, except share and per share data)

For the three months ended March 31, 2025

3	Preliminary Purchase Price Allocation

The following is a preliminary fair value estimate of the assets acquired, and liabilities assumed by Aditxt in connection with the Evofem Transaction, reconciled to the purchase price. For any items without a corresponding reference below, book value is assumed to reasonably approximate fair value based on currently available information.

	Notes	Evofem
		$
Assets acquired
Cash		221
Restricted cash		888
Accounts receivable		1,149
Inventory		2,263
Prepaid expenses		1,352
Intangible asset	(a)	6,487
Fixed assets		429
Right-of-use asset		52
Other assets		36
Total Assets		12,877
Liabilities assumed
Accounts payable and accrued expenses		17,112
Other current liabilities		7,178
Contingent liabilities		7,525
Lease liabilities		53
		31,868
Fair value of identifiable net liabilities acquired		(18,991)

Goodwill arising on acquisition:
Cash consideration		1,800
Convertible preferred stock issued		99,599
Notes assumed		15,669
Consideration paid		117,068
Add: fair value of identifiable net liabilities acquired		18,991

Goodwill arising from transaction	(b)	136,059

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars, except share and per share data)

For the three months ended March 31, 2025

3	Preliminary Purchase Price Allocation (continued)

(a) Intangible assets acquired from Evofem relate to the SOLOSEC intangible, which has an estimated fair value of $6,487 and a useful life of 16 years. There is no fair value adjustment in this proforma to the SOLOSEC intangible as recorded on Evofem’s books.

(b) A preliminary estimate of $136,059 has been allocated to the goodwill for the Evofem Transaction. Goodwill is calculated as the excess of the preliminary estimate of the acquisition date fair value of the consideration transferred, over the preliminary estimate of the fair values assigned to the identifiable assets acquired and liabilities assumed. At this time, all intangible amounts, excluding the existing carrying value of the SOLOSEC intangible related to the Evofem Transaction have been included in goodwill; however, once the final transaction closes and the purchase price allocation is completed, some amounts currently included in goodwill will be moved to intangible assets.

4	Pro Forma Adjustments in Connection with the Transactions

The following summarizes the pro forma adjustments in connection with the Evofem Transaction to give effect to the transactions as if they had occurred on January 1, 2025, for the purposes of the unaudited Pro Forma Consolidated Statement of Operations and on March 31, 2025, for the purposes of the unaudited Pro Forma Consolidated Statement of Financial Position. The pro forma adjustments were based on preliminary estimates and assumptions that are subject to change. For purposes of the pro-forma adjustments, all amounts related to separately identifiable intangible assets acquired in the Evofem Transaction, excluding the current carrying value of the SOLOSEC intangibles, have been included in goodwill; however, once the final transaction closes and the purchase price allocation is completed, some amounts currently included in goodwill may be reclassified to intangible assets.

(a) Cash

Reflects the pro forma adjustment to cash representing the sources and uses of cash to close the Transaction as if the Transaction had occurred on March 31, 2025. Sources and uses of cash include an increase of $25,000 in proceeds from the issuance of common stock of Aditxt, net of issuance costs, in satisfaction of remaining obligations under the August 2024 Letter Agreement, as disclosed in Form 8-K filed on August 28, 2024, partially offset an $1,800 decrease for the preliminary purchase price paid for the Evofem Transaction. Additionally, there is a reclass of $863 to cash from restricted cash due to cash that will be released from restrictions upon the closing of the Evofem Transaction.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars, except share and per share data)

For the three months ended March 31, 2025

4	Pro Forma Adjustments in Connection with the Transactions (continued)

(b) Intangible Assets

There is no fair value adjustment in this proforma to the SOLOSEC intangible as recorded on Evofem’s books.

(c) Goodwill

Reflects an increase of $136,059 of goodwill as a result of the preliminary purchase price allocation of the Evofem Transaction. Goodwill is not amortized and is not currently assumed to be deductible for tax purposes. Goodwill could materially change based on changes in estimates in the fair value of the assets acquired, and liabilities assumed.

(d) Investment in Evofem:

Reflects a decrease of $27,277 in Investment in Evofem for the elimination of the cost of investment in Evofem on consolidation. The investment in Evofem represents the total contribution to Evofem for the investment in Evofem convertible and redeemable F-1 Preferred Stock.

(e) Current Liabilities

Accounts payable and accrued expenses: Reflects an increase of $2,000 for transaction costs associated with the Evofem Transaction. The convertible noteholders will be issued convertible preferred stock of Aditxt upon closing of the Evofem Transaction.

Convertible notes payable carried at fair value: Reflects a decrease of $14,327 to reflect the settlement of the notes in conjunction with the close of the transaction.

Convertible notes payable – Adjuvant: Reflects a decrease of $31,346 to reflect the settlement of the notes in conjunction with the close of the transaction. Adjuvant will be issued convertible preferred stock of Aditxt upon closing of the Evofem Transaction.

Derivative liabilities: Reflects a decrease of $138 to reflect the settlement of the liabilities in conjunction with the close of the transaction.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars, except share and per share data)

For the three months ended March 31, 2025

4	Pro Forma Adjustments in Connection with the Transactions (continued)

(f) Mezzanine Equity

Convertible and redeemable preferred stock: Reflects an increase of $87,098 for the issuance of convertible preferred stock for the Evofem Transaction and $4,785 decrease on elimination of convertible and redeemable preferred stock of Evofem on consolidation.

(g) Total Equity

Common Stock: Reflects the elimination of $11 for the common stock of Evofem.

Additional paid-in capital: Includes a $829,096 decrease on elimination of Evofem paid-in-capital on consolidation and an increase to Aditxt for $25,000 capital, net of issuance costs to be raised in conjunction with the transaction.

Accumulated other comprehensive income (loss): Reflects an increase of $1,983 upon elimination of accumulated other comprehensive loss of Evofem.

Accumulated equity (deficit): Reflects a $897,603 decrease in accumulated deficit to eliminate historical accumulated deficit of Evofem (including deemed dividend) and $1,000 paid to Evofem by Aditxt to reinstate the Agreement and Plan of Merger, and $2,000 increase for transaction costs associated with the Evofem Transaction, and immaterial decrease to Aditxt.

(h) The unaudited Pro Forma Consolidated Statement of Operations is also adjusted as follows:

●	Increase general and administrative expense by $2,000 for transaction costs associated with the Evofem Transaction.

●	Decrease other income (expense), net by $577 for the three months ended March 31, 2025, to remove the interest related to notes that would have been extinguished as a requirement of the Evofem closing.

●	Increase to change in fair value of financial instruments of $1,221 for the three months ended March 31, 2025, to remove the impact of fair value adjustments related to instruments that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to deemed dividend of $3 for the three months ended March 31, 2025, to remove the impact of deemed dividends on instruments that would have been extinguished as a requirement of the Evofem closing.